Shareholders' Capital	12 Months Ended
Dec. 31, 2019
Disclosure Of Classes Of Share Capital [Abstract]
Shareholders' Capital

NOTE 18. SHAREHOLDERS’ CAPITAL

(a) Authorized	–	unlimited number of voting common shares
	–	unlimited number of preferred shares, issuable in series, limited to an amount equal to one half of the issued and outstanding common shares

(b) Issued

Common shares	Number	Amount
Balance, December 31, 2017	293,238,858	$2,319,293
Issued on redemption of non-management directors' DSUs	476,978	2,609
Options exercised – cash consideration	66,000	275
– reclassification from contributed surplus	—	103
Balance, December 31, 2018	293,781,836	$2,322,280
Share repurchase	(16,482,032)	(25,902)
Balance, December 31, 2019	277,299,804	$2,296,378

(c) Normal Course Issuer Bid

In 2019, the Toronto Stock Exchange (“TSX”) approved Precision’s application to implement a Normal Course Issuer Bid (“NCIB”). Under the terms of the NCIB, Precision may purchase and cancel up to a maximum of 29,170,887 common shares, representing 10% of the public float of common shares at the time the NCIB was approved. The NCIB commenced on August 27, 2019 and will terminate no later than August 26, 2020. Purchases under the NCIB were made through the facilities of the TSX, the New York Stock Exchange and various other designated exchanges in accordance with applicable regulatory requirements at a price per common share representative of the market price at the time of acquisition. Pursuant to the NCIB, 16 million common shares were purchased and cancelled as of December 31, 2019 for $26 million. Subsequent to December 31, 2019, Precision purchased and cancelled an additional 3 million common shares, under the NCIB, for $5 million.